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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2008 through April 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer High Yield Fund
--------------------------------------------------------------------------------
Semiannual Report | April 30, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   TAHYX
Class B   TBHYX
Class C   PYICX
Class R   TYHRX
Class Y   TYHYX
Class Z   TAHZX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          42
Notes to Financial Statements                                                 52
Trustees, Officers and Service Providers                                      59


                      Pioneer High Yield Fund | Semiannual Report | 4/30/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer High Yield Fund | Semiannual Report | 4/30/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/09    3

Portfolio Management Discussion | 4/30/09

The high-yield market remained volatile during the six months ended April 30, 2009, but posted a very strong return during that time frame. Below, portfolio managers Tracy Wright and Andrew Feltus describe the investment backdrop and review the Fund's performance during that six-month period.

Q  How did the Fund perform during the six months ended April 30, 2009?

A For the six months ended April 30, 2009, the Fund's Class A shares had a total return of 3.87% at net asset value. The return lagged the Merrill Lynch High Yield Master II Index (the Merrill Lynch Index), which returned 15.20% over the same period, and also lagged the average return of the 474 High Current Yield Funds tracked by Lipper Analytical Services, which was 9.18% for the period. Over the same six months, the Fund also underperformed the Merrill Lynch Index of Convertible Bonds (Speculative Quality), which returned 14.83%.

Q What was the investment environment like for high-yield bonds during the six months ended April 30, 2009?

A It was volatile. The U.S. economy experienced a severe slowdown in the fourth quarter of 2008 and the first quarter of 2009. Late in the first quarter, the various government rescue plans and Federal Reserve (the Fed) actions appeared to be taking hold and we began to see confidence restored, albeit from very low levels. The capital markets began to open up. While we have a way to go, we saw increased corporate bond issuance and a slightly more forgiving lending environment. This backdrop helped high-yield bonds post a strong rally. The yield that the high-yield market was offering at the end of 2008 was more than compensating investors for the increased default risk. During the semiannual period, default rates did rise, as expected. It is important to note, though, that the default rate of the Fund was considerably lower than that of the overall market.

Q  Why did the Fund underperform the indices and its peers?

A Unfavorable security selection was the primary detractor, specifically in basic materials and real estate. Our ability to invest across a company's capital structure also hurt the Fund's performance. Optimally, we try to invest the Fund's assets in the best companies by holding high-yield bonds, floating-rate bank loans, equities and convertible securities. Our allocation to equities hurt the Fund's return, as that market lagged high-yield bonds during the six months ended April 30, 2009. Sector selection detracted further from performance during the six months, as the positive effect of underweights in media and utilities and an overweight in real estate was not


4    Pioneer High Yield Fund | Semiannual Report | 4/30/09
   enough to offset the negative effects of underweights in telecommunications, automotive and banking, and an overweight in capital goods.

Q What was your strategy for the Fund during the six-month period ended April 30, 2009?

A Given the difficult investment backdrop, we maintained a defensive positioning in the Fund's portfolio, being particularly careful about investing in cyclical sectors because of concerns about the economy going into the six-month period. We also emphasized higher-quality bonds. We reduced the Fund's stakes in both equities and convertible securities going into the period. We carried an underweight in financials and in the consumer discretionary group at the same time that we maintained an overweighting in capital goods. As the six-month period progressed, we added to our convertible securities exposure, believing a recent sell-off had provided considerable value, a move that served the Fund well as the asset class did enjoy a rebound. We also increased the Fund's high-yield energy exposure because valuations incorporated significantly lower commodity prices than we had anticipated. Overall, we employed a bottom-up security selection process, looking across companies' capital structures for the best value.

Q Which Fund holdings detracted most from relative performance during the six months ended April 30, 2009? Which contributed the most?

A Bonds issued by property management company Forest City Enterprises underperformed due to ongoing concerns about the real estate market. Lyondell/Basell, a commodity chemical company, lagged after surprising the market with a bankruptcy filing in early January. Bonds issued by paper company Bowater struggled as the company headed into bankruptcy. Chemical company Georgia Gulf stumbled due a severe drop-off in demand, which caused the value of its bonds to fall. Foxwoods Gaming, where the Fund held bonds, declined after the company posted weaker-than-expected financial results.

   Contributors included BF Saul, a real estate investment trust (REIT) that was taken over by another company that subsequently made a tender offer for the firm's bonds. Convertible preferred securities of Freeport-McMoRan Copper & Gold rebounded on an increase in copper prices. The convertible bonds of advertiser Interpublic Group outperformed after the company beat earnings expectations and due to an overall sense that advertising was not suffering from the economic slowdown as badly as the market had anticipated. Lastly, bonds issued by Nova Chemical rebounded sharply after its takeover was announced.

Q  What's your outlook?

A Even though the high-yield market has experienced a considerable rally year-to-date in 2009, we believe high-yield bonds still offer attractive value.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/09    5

   Given our belief that defaults will continue to rise, we have sought to reduce default risk in our design of the Fund's portfolio. To that end, we anticipate maintaining a low-risk, conservative profile by emphasizing higher-quality securities. The convertible securities market also seems to offer value, and thus has garnered our attention.

Please refer to the Schedule of Investments on pages 18-41 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Portfolio Summary | 4/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                   55.0%
Temporary Cash Investments             14.1%
Convertible Corporate Bonds            12.6%
U.S. Common Stocks                     10.1%
Preferred Stocks                        4.7%
Senior Floating Rate Loan Interests     3.4%
Asset Backed Securities                 0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                            19.3%
Consumer Discretionary                 14.4%
Energy                                 13.0%
Health Care                            12.9%
Materials                              12.1%
Financials                              9.3%
Information Technology                  7.4%
Utilities                               6.3%
Telecommunication Services              4.7%
Consumer Staples                        0.6%


                      Pioneer High Yield Fund | Semiannual Report | 4/30/09    7

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

B                                      44.4%
BB                                     32.0%
CCC & Lower                            11.7%
BBB                                     4.5%
Not Rated                               4.0%
Cash Equivalents                        3.3%
A & Higher                              0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)*

    1.    Tesoro Corp., 6.625%, 11/1/15                                3.10%
    2.    Interpublic Group of Companies, Inc., 4.25%, 3/15/23         1.96
    3.    Interpublic Group of Companies, Inc., 7.25%, 8/15/11         1.92
    4.    Crown Cork and Seal Co., Inc., 7.375%, 12/15/26              1.91
    5.    Nova Chemicals Corp., 7.875%, 9/15/25                        1.81
    6.    Forest City Enterprises, Inc., 6.50%, 2/1/17                 1.71
    7.    Anixter International Corp., 5.95%, 3/1/15                   1.63
    8.    Novelis, Inc., 7.25%, 2/15/15                                1.60
    9.    Freeport-McMoran Copper & Gold, Inc., 5.5%, 12/31/49         1.50
   10.    First Data Corp., 9.875%, 9/24/15 (144A)                     1.47

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Prices and Distributions | 4/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class           4/30/09           10/31/08
       A               $6.77             $6.99
--------------------------------------------------------------------------------
       B               $6.81             $7.03
--------------------------------------------------------------------------------
       C               $6.88             $7.10
--------------------------------------------------------------------------------
       R               $7.56             $7.79
--------------------------------------------------------------------------------
       Y               $6.77             $6.99
--------------------------------------------------------------------------------
       Z               $6.80             $7.01
--------------------------------------------------------------------------------

Distributions per Share: 11/1/08-4/30/09
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
      Class           Income           Capital Gains     Capital Gains
       A              $0.3438              $ --             $0.0934
--------------------------------------------------------------------------------
       B              $0.3249              $ --             $0.0934
--------------------------------------------------------------------------------
       C              $0.3306              $ --             $0.0934
--------------------------------------------------------------------------------
       R              $0.3834              $ --             $0.0934
--------------------------------------------------------------------------------
       Y              $0.3631              $ --             $0.0934
--------------------------------------------------------------------------------
       Z              $0.3632              $ --             $0.0934
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. You cannot invest directly in an index.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10-15.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/09    9

Performance Update | 4/30/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch
(ML) Index of Convertible Bonds (Speculative Quality).


                          Average Annual Total Returns
                             (As of April 30, 2009)
--------------------------------------------------------------------------------
                                              Net             Public
                                              Asset Value     Offering
Period                                        (NAV)           Price (POP)
--------------------------------------------------------------------------------
10 Years                                        6.49%           6.00%
5 Years                                        -1.31           -2.21
1 Year                                        -27.14          -30.39
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009, as
amended June 1, 2009)
--------------------------------------------------------------------------------
                                               Gross           Net
--------------------------------------------------------------------------------
                                                1.33%           1.33%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         ML
                                     ML                  Index of
                 Pioneer             High Yield          Convertible Bonds
                 High Yield Fund     Master II Index     (Speculative Quality)
                 ---------------     ---------------     ---------------------
4/99             10,000              10,000              10,000
                 12,818               9,720              13,158
4/01             14,569               9,788              10,052
                 15,784              10,130               9,716
4/03             16,714              10,900              10,637
                 19,550              12,506              13,235
4/05             19,839              13,316              12,937
                 21,967              14,523              15,224
4/07             24,428              16,325              17,300
                 24,379              16,190              16,443
4/09             17,913              13,812              11,698

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.5% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.


10    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).


                          Average Annual Total Returns
                             (As of April 30, 2009)
--------------------------------------------------------------------------------
                                              If             If
Period                                        Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                        5.76%          5.76%
5 Years                                        -2.01          -2.01
1 Year                                        -27.59         -30.23
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009, as
amended June 1, 2009)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                                2.06%          2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         ML
                                     ML                  Index of
                 Pioneer             High Yield          Convertible Bonds
                 High Yield Fund     Master II Index     (Speculative Quality)
                 ---------------     ---------------     ---------------------
4/99             10,000              10,000              10,000
                 12,657               9,720              13,158
4/01             14,442               9,788              10,052
                 15,661              10,130               9,716
4/03             16,562              10,900              10,637
                 19,379              12,506              13,235
4/05             19,671              13,316              12,937
                 21,769              14,523              15,224
4/07             24,219              16,325              17,300
                 24,181              16,190              16,443
4/09             17,510              13,812              11,698

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    11

Performance Update | 4/30/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).


                          Average Annual Total Returns
                             (As of April 30, 2009)
--------------------------------------------------------------------------------
                                              If             If
Period                                        Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                        5.86%          5.86%
5 Years                                        -2.00          -2.00
1 Year                                        -27.53         -27.53
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009, as
amended June 1, 2009)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                                2.00%          2.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         ML
                                     ML                  Index of
                 Pioneer             High Yield          Convertible Bonds
                 High Yield Fund     Master II Index     (Speculative Quality)
                 ---------------     ---------------     ---------------------
4/99             10,000              10,000              10,000
                 12,818               9,720              13,158
4/01             14,569               9,788              10,052
                 15,784              10,130               9,716
4/03             16,714              10,900              10,637
                 19,550              12,506              13,235
4/05             19,839              13,316              12,937
                 21,967              14,523              15,224
4/07             24,428              16,325              17,300
                 24,379              16,190              16,443
4/09             17,668              13,812              11,698

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.


12    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).


                          Average Annual Total Returns
                             (As of April 30, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                     6.18%         6.18%
5 Years                                     -1.55         -1.55
1 Year                                     -27.10        -27.10
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             1.47%         1.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         ML
                                     ML                  Index of
                 Pioneer             High Yield          Convertible Bonds
                 High Yield Fund     Master II Index     (Speculative Quality)
                 ---------------     ---------------     ---------------------
4/99             10,000              10,000              10,000
                 12,656               9,720              13,158
4/01             14,452               9,788              10,052
                 15,702              10,130               9,716
4/03             16,661              10,900              10,637
                 19,693              12,506              13,235
4/05             20,061              13,316              12,937
                 22,316              14,523              15,224
4/07             24,909              16,325              17,300
                 24,991              16,190              16,443
4/09             18,217              13,812              11,698

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares shown for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class R shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been restated to reflect the higher distribution and service fees of Class R shares. This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    13

Performance Update | 4/30/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

                          Average Annual Total Returns
                             (As of April 30, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                     6.79%         6.79%
5 Years                                     -0.84         -0.84
1 Year                                     -26.60        -26.60
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             0.76%         0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         ML
                                     ML                  Index of
                 Pioneer             High Yield          Convertible Bonds
                 High Yield Fund     Master II Index     (Speculative Quality)
                 ---------------     ---------------     ---------------------
4/99             10,000              10,000              10,000
                 12,707               9,720              13,158
4/01             14,564               9,788              10,052
                 15,936              10,130               9,716
4/03             17,056              10,900              10,637
                 20,122              12,506              13,235
4/05             20,650              13,316              12,937
                 23,138              14,523              15,224
4/07             26,028              16,325              17,300
                 26,279              16,190              16,443
4/09             19,288              13,812              11,698

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class Y shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has not been restated to reflect any differences in expenses.


14    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Performance Update | 4/30/09                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

                          Average Annual Total Returns
                             (As of April 30, 2009)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                     6.63%         6.63%
5 Years                                     -1.05         -1.05
1 Year                                     -26.57        -26.57
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             1.02%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                         ML
                                     ML                  Index of
                 Pioneer             High Yield          Convertible Bonds
                 High Yield Fund     Master II Index     (Speculative Quality)
                 ---------------     ---------------     ---------------------
4/99             10,000              10,000              10,000
                 12,719               9,720              13,158
4/01             14,596               9,788              10,052
                 15,937              10,130               9,716
4/03             16,992              10,900              10,637
                 20,029              12,506              13,235
4/05             20,486              13,316              12,937
                 22,847              14,523              15,224
4/07             25,587              16,325              17,300
                 25,868              16,190              16,443
4/09             18,995              13,812              11,698

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class Z shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has not been restated to reflect any differences in expenses.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2008 through April 30, 2009.

Share Class                      A                B                C                R                Y                Z
---------------------------------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00        $1,000.00        $1,000.00        $1,000.00       $1,000.00         $1,000.00
Value on 11/1/08
---------------------------------------------------------------------------------------------------------------------------
Ending Account Value         $1,038.70        $1,035.40        $1,036.00        $1,039.10       $1,041.80         $1,043.10
on 4/30/09
---------------------------------------------------------------------------------------------------------------------------
Expenses Paid                $    6.72        $   10.40        $   10.10        $    7.53       $     4.05        $    4.31
During Period*
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, 2.06%, 2.00%, 1.49%, 0.80% and 0.85% for Class A, Class B, Class C, Class R,
  Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


16    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2008 through April 30, 2009.


 Share Class                     A                B                C                R                Y                Z
---------------------------------------------------------------------------------------------------------------------------
Beginning Account           $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 11/1/08
---------------------------------------------------------------------------------------------------------------------------
Ending Account Value        $ 1,018.20       $ 1,014.58       $ 1,014.88       $ 1,017.41       $ 1,020.83       $ 1,020.58
on 4/30/09
---------------------------------------------------------------------------------------------------------------------------
Expenses Paid               $     6.66       $    10.29       $     9.99       $     7.45       $     4.01       $     4.26
During Period*
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, 2.06%, 2.00%, 1.49%, 0.80% and 0.85% for Class A, Class B, Class C, Class R,
  Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    17

Schedule of Investments | 4/30/09 (unaudited)

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             CONVERTIBLE CORPORATE BONDS -- 13.9%
                                             ENERGY -- 1.1%
                                             Coal & Consumable Fuels -- 0.7%
$ 22,563,000                        BB-/NR   Massey Energy Co., 3.25%, 8/1/15             $   13,848,041
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 0.3%
  15,980,000                         NR/NR   Hercules Offshore, Inc., 3.375%, 6/1/38      $    6,072,400
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.1%
  15,560,000                         NR/NR   Verenium Corp., 5.5%, 4/1/27 (144A)          $    2,178,400
                                                                                          --------------
                                             Total Energy                                 $   22,098,841
--------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.7%
                                             Construction, Farm Machinery & Heavy
                                             Trucks -- 0.2%
  11,299,000                      CCC/Caa1   Greenbrier Co., Inc., 2.375%, 5/15/26        $    4,011,145
--------------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 1.1%
  43,587,000                       BB+/Ba1   Roper Industries, Inc., 1.4813%, 1/15/34     $   24,626,655
--------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 1.4%
  39,195,000                          B/NR   Wesco Distribution, Inc., 1.750%,
                                             11/15/26                                     $   30,768,075
                                                                                          --------------
                                             Total Capital Goods                          $   59,405,875
--------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.4%
                                             Marine -- 0.4%
  17,745,000                       B-/Caa1   Horizon Lines, Inc., 4.25%, 8/15/12          $    9,671,025
                                                                                          --------------
                                             Total Transportation                         $    9,671,025
--------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.9%
                                             Advertising -- 1.8%
  45,689,000                        B+/Ba3   Interpublic Group of Companies, Inc.,
                                             4.25%, 3/15/23                               $   41,234,323
--------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.1%
   1,730,000                          B/NR   Macrovision Corp., 2.625%, 8/15/11           $    1,656,475
                                                                                          --------------
                                             Total Media                                  $   42,890,798
--------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.5%
                                             Automotive Retail -- 0.5%
  18,862,000                     CCC-/Caa3   Sonic Automotive Inc., 5.25%, 5/7/09         $   10,939,960
                                                                                          --------------
                                             Total Retailing                              $   10,939,960
--------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 2.5%
                                             Health Care Facilities -- 1.2%
   5,400,000                          B/B1   LifePoint Hospitals, Inc., 3.25%,
                                             8/15/25 (b)                                  $    4,455,000
  26,144,000                          B/NR   LifePoint Hospitals, Inc., 3.5%, 5/15/14         21,307,360
                                                                                          --------------
                                                                                          $   25,762,360
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Health Care Services -- 1.0%
$ 34,315,000                         B+/B3   Omnicare, Inc., 3.25%, 12/15/35              $   23,505,775
--------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.3%
   5,270,000                         B-/NR   Inverness Medical Innovation, Inc., 3.0%,
                                             5/15/16                                      $    4,999,913
   1,240,000                         B-/NR   Inverness Medical Innovation, Inc., 3.0%,
                                             5/15/16 (144A)                                    1,176,450
                                                                                          --------------
                                                                                          $    6,176,363
                                                                                          --------------
                                             Total Health Care Equipment & Services       $   55,444,498
--------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 1.2%
                                             Biotechnology -- 1.2%
  14,400,000                         B-/NR   Biomarin Pharmaceuticals, Inc., 1.875%,
                                             4/23/17                                      $   11,772,000
  30,835,000                         NR/NR   Epix Medical, Inc., 3.0%, 6/15/24                 6,167,000
  19,255,000                         NR/NR   Mannkind Corp., 3.75%, 12/15/13 (b)               8,664,750
                                                                                          --------------
                                                                                          $   26,603,750
                                                                                          --------------
                                             Total Pharmaceuticals & Biotechnology        $   26,603,750
--------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Consumer Finance -- 0.1%
   4,150,000                         NR/NR   Dollar Financial Corp., 2.875%, 6/30/27
                                               (144A)                                     $    2,417,375
                                                                                          --------------
                                             Total Diversified Financials                 $    2,417,375
--------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.7%
                                             Office Real Estate Investment Trusts -- 0.7%
   3,900,000                          B/B2   Alexandria Real Estate Equities, Inc.,
                                             8.0%, 4/15/29                                $    4,173,000
  14,100,000                         NR/NR   Alexandria Real Estate Equities, Inc.,
                                             3.7%, 1/15/27 (144A)                             10,839,375
                                                                                          --------------
                                                                                          $   15,012,375
                                                                                          --------------
                                             Total Real Estate                            $   15,012,375
--------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                                             Communications Equipment -- 0.1%
  16,825,000                          D/NR   Nortel Networks Corp., 2.125%,
                                             4/15/14 (b) (e)                              $    3,995,938
--------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.7%
   3,135,000                        BB-/NR   L-1 Identity Solutions, Inc., 3.75%,
                                             5/15/27                                      $    2,174,906
  17,000,000                         NR/NR   Newport Corp., 2.5%, 2/15/12 (144A)              12,580,000
                                                                                          --------------
                                                                                          $   14,754,906
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    19

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Technology Distributors -- 0.6%
$ 11,755,000                        BB-/NR   Anixter International, Inc., 1.0%, 2/15/13   $    9,874,200
   3,250,000                        BB-/NR   Anixter International, Inc., 1.0%, 2/15/13
                                             (144A)                                            2,730,000
                                                                                          --------------
                                                                                          $   12,604,200
                                                                                          --------------
                                             Total Technology Hardware & Equipment        $   31,355,044
--------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 1.4%
                                             Alternative Carriers -- 0.5%
  15,385,000                     CCC+/Caa1   Time Warner Telecom, Inc., 2.375%,
                                             4/1/26                                       $   12,077,225
--------------------------------------------------------------------------------------------------------
                                             Integrated Telecommunication Services -- 0.7%
  14,870,000                         B+/B1   Qwest Communications International, Inc.,
                                             3.5%, 11/15/25                               $   14,461,075
--------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.2%
   4,660,000                          B/B2   SBA Communications Corp., 4.0%,
                                             10/1/14                                      $    4,817,274
                                                                                          --------------
                                             Total Telecommunication Services             $   31,355,574
--------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $407,343,954)                          $  307,195,115
--------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 0.1%
                                             BANKS -- 0.1%
                                             Thrifts & Mortgage Finance -- 0.1%
   2,510,000          0.92        AAA/Baa2   Bear Stearns Asset Backed Securities,
                                             Inc., Floating Rate Note, 1/25/47            $      385,498
   2,166,000          0.87          AAA/A2   FBR Securitization Trust, Floating Rate
                                             Note, 10/25/35                                    1,315,599
                                                                                          --------------
                                                                                          $    1,701,097
                                                                                          --------------
                                             Total Banks                                  $    1,701,097
--------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $2,626,503)                            $    1,701,097
--------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
                                             TELECOMMUNICATION SERVICES -- 0.0%
                                             Integrated Telecommunication Services -- 0.0%
   1,585,000                         NR/B2   Global Tower Partners Acquisition, 7.87%,
                                             5/15/37                                      $    1,061,950
                                                                                          --------------
                                             Total Telecommunication Services             $    1,061,950
--------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $1,199,572)                            $    1,061,950
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                     Value
                                             CORPORATE BONDS -- 60.8%
                                             ENERGY -- 10.5%
                                             Coal & Consumable Fuels -- 0.4%
$ 11,600,000                        BB-/B2   Massey Energy Co., 6.875%, 12/15/13          $    9,889,000
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.2%
   6,545,000                        BB-/B1   Complete Production Service, Inc., 8.0%,
                                             12/15/16 (b)                                 $    4,843,300
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 5.0%
   2,335,000                         NR/NR   Carrizo Oil & Gas, Inc., 4.875%, 6/1/28      $    1,348,463
  25,265,000                        BB/Ba3   Chesapeake Energy Corp., 2.5%, 5/15/37           18,285,544
   4,950,000                        BB/Ba3   Chesapeake Energy Corp., 9.5%,
                                             2/15/15 (b)                                       4,999,500
   2,500,000                         BB/B1   Denbury Resources, Inc., 7.5%,
                                             12/15/15 (b)                                      2,350,000
   3,845,000                         BB/B1   Denbury Resources, Inc., 9.75%, 3/1/16            3,912,288
  12,060,000                        BB-/B3   Hilcorp Energy Co., 7.75%, 11/1/15
                                             (144A)                                            9,828,900
  10,565,000                        B/Caa2   Parallel Petroleum Corp., 10.25%, 8/1/14          6,814,425
   4,555,000                          B/B3   Petrohawk Energy Corp., 10.5%, 8/1/14
                                             (144A) (b)                                        4,589,163
   3,350,000                          B/B3   Petrohawk Energy Corp., 7.875%, 6/1/15
                                             (144A)                                            3,157,375
   4,745,000                          B/B3   PetroHawk Energy Corp., 9.125%,
                                             7/15/13                                           4,661,963
   5,625,000                         BB/B1   Plains Exploration & Production Co., 7.0%,
                                             3/15/17                                           4,837,500
   7,565,000                         BB/B1   Plains Exploration & Production Co.,
                                             10.0%, 3/1/16 (b)                                 7,375,875
   2,770,000                         BB/B1   Plains Exploration & Production Co.,
                                             7.75%, 6/15/15                                    2,534,550
   2,380,000                       CCC+/B3   Quicksilver Resources, Inc., 7.125%,
                                             4/1/16                                            1,499,400
  13,090,000                       CCC+/B2   Quicksilver Resources, Inc., 8.25%,
                                             8/1/15                                           10,668,350
   1,640,000                        BB/Ba3   Range Resources Corp., 7.5%,
                                             10/1/17 (b)                                       1,590,800
  22,850,000                         B-/B3   Sandridge Energy, Inc., 8.0%, 6/1/18             19,993,750
   1,710,000                         B-/B3   Sandridge Energy, Inc., 8.625%, 4/1/15            1,385,100
     750,000         4.8325          B-/B3   Sandridge Energy, Inc., Floating Rate Note,
                                             4/1/14                                              585,000
                                                                                          --------------
                                                                                          $  110,417,946
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    21

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                             Oil & Gas Refining & Marketing -- 3.2%
$ 3,695,000                          D/NR    Aventine Renewable Energy, Inc., 10.0%,
                                             4/1/17 (b) (e)                               $      739,000
    395,000                        BB/Ba3    Frontier Oil Corp., 6.625%, 10/1/11                 389,075
  5,175,000                       BB+/Ba1    Tesoro Corp., 6.5%, 6/1/17 (144A) (b)             4,217,625
 77,195,000                       BB+/Ba1    Tesoro Corp., 6.625%, 11/1/15                    65,036,788
  9,050,000                          D/NR    Verasun Energy Corp., 9.375%,
                                             6/1/17 (e)                                          497,750
                                                                                          --------------
                                                                                          $   70,880,238
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 1.7%
 11,625,000                        BB/Ba1    Enterprise Products LP, Floating Rate Note,
                                             8/1/66                                       $    8,021,250
 35,322,000                         B+/B1    Holly Energy Partners LP, 6.25%, 3/1/15          28,787,430
                                                                                          --------------
                                                                                          $   36,808,680
                                                                                          --------------
                                             Total Energy                                 $  232,839,164
--------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 9.1%
                                             Aluminum -- 1.9%
  4,185,000                       CCC+/B3    CII Carbon LLC, 11.125%, 11/15/15            $    2,427,300
 15,230,000          6.83          D/Caa2    Noranda Aluminum Acquisition Corp.,
                                             Floating Rate Note, 5/15/15                       5,787,400
 64,583,000                          B/B3    Novelis, Inc., 7.25%, 2/15/15                    33,583,160
                                                                                          --------------
                                                                                          $   41,797,860
--------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.7%
 26,755,000                           C/C    Georgia Gulf Corp., 10.75%,
                                             10/15/16 (b) (e)                             $    2,407,950
 57,909,000                           C/C    Georgia Gulf Corp., 9.50%,
                                             10/15/14 (b) (e)                                 12,595,208
                                                                                          --------------
                                                                                          $   15,003,158
--------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.1%
  3,658,000                        BB-/B2    Texas Industries, Inc., 7.25%,
                                             7/15/13 (b)                                  $    3,036,140
--------------------------------------------------------------------------------------------------------
                                             Diversified Chemical -- 0.0%
  4,914,000                         CC/Ca    Ineos Group Holdings Plc, 8.50%,
                                             2/15/16 (144A) (b)                           $      786,240
--------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.1%
  3,560,000                         NR/NR    Blaze Recycling & Metals LLC, 10.875%,
                                             7/15/12 (144A)                               $    1,993,600
--------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 1.9%
  2,000,000                         B-/B3    AEP Industries, Inc., 7.875%, 3/15/13        $    1,380,000
 46,740,000                         B+/B2    Crown Cork & Seal Co., Inc., 7.375%,
                                             12/15/26 (b)                                     40,137,975
                                                                                          --------------
                                                                                          $   41,517,975
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer High Yield Fund | Semiannual Report | 4/30/09

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                             Paper Packaging -- 1.7%
$ 2,320,000                     CCC+/Caa1    Graham Packaging Co., 8.5%,
                                             10/15/12 (b)                                 $    2,122,800
 22,805,000                     CCC+/Caa1    Graham Packaging Co., 9.875%,
                                             10/15/14 (b)                                     18,814,125
 18,480,000                         B-/B3    Graphic Packaging Co., 9.5%,
                                             8/15/13 (b)                                      16,678,200
                                                                                          --------------
                                                                                          $   37,615,125
--------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.2%
 38,440,000                          D/NR    Bowater, Inc., 6.5%, 6/15/13 (b) (e)         $    4,708,900
--------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 2.0%
 22,445,000                           D/C    Arco Chemical Co., 9.8%, 2/1/20 (b) (e)      $    5,386,800
 61,435,000                           D/C    Millennium America, Inc., 7.625%,
                                             11/15/26 (e)                                      2,150,225
 53,500,000                       CCC+/B3    Nova Chemicals Corp., 7.875%, 9/15/25            37,985,000
                                                                                          --------------
                                                                                          $   45,522,025
--------------------------------------------------------------------------------------------------------
                                             Steel -- 0.5%
 23,405,000                       B-/Caa2    Algoma Acquisition Corp., 9.875%,
                                             6/15/15 (144A)                               $    9,362,000
                                                                                          --------------
                                             Total Materials                              $  201,343,023
--------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 11.3%
                                             Aerospace & Defense -- 2.7%
 14,830,000                         B-/B3    Aeroflex, Inc., 11.75%, 2/15/15              $    8,898,000
 16,235,000                       BB+/Ba3    BE Aerospace, Inc., 8.5%, 7/1/18                 14,692,675
  5,720,000                       BB+/Ba2    Bombardier, Inc., 8.0%, 11/15/14
                                             (144A) (b)                                        5,005,000
  5,870,000                        BB/Ba3    Digital Globe M, Inc., 10.5%, 5/1/14              5,928,700
 26,380,000                         B+/B1    Esterline Technologies Corp., 7.75%,
                                             6/15/13                                          25,258,850
                                                                                          --------------
                                                                                          $   59,783,225
--------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.2%
  1,750,000                          B/B2    Esco Corp., 8.625%, 12/15/13 (144A)          $    1,417,500
  4,280,000                         B+/B1    Mastec, Inc., 7.625%, 2/1/17 (b)                  3,638,000
                                                                                          --------------
                                                                                          $    5,055,500
--------------------------------------------------------------------------------------------------------
                                             Construction, Farm Machinery & Heavy Trucks -- 0.8%
  6,230,000                        BB-/B1    American Railcar Industries, Inc., 7.50%,
                                             3/1/14                                       $    4,859,400
 22,055,000                      CCC/Caa1    Greenbrier Co., Inc., 8.375%,
                                             5/15/15 (b)                                      10,365,850
  2,605,000                       B-/Caa1    Titan Wheel International, Inc., 8.0%,
                                             1/15/12                                           2,084,000
                                                                                          --------------
                                                                                          $   17,309,250
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    23

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Electrical Component & Equipment -- 3.7%
$ 42,733,000                       BB+/Ba2   Anixter International Corp., 5.95%,
                                             3/1/15                                       $   34,186,400
  29,845,000                          B/B3   Baldor Electric Co., 8.625%, 2/15/17 (b)         26,263,600
   2,635,000                        B+/Ba2   Belden CDT, Inc., 7.0%, 3/15/17                   2,331,975
   9,445,000                         B+/B1   General Cable Corp., 1.0%, 10/15/12 (b)           7,201,813
  12,726,000                         B+/B1   General Cable Corp., 7.125%, 4/1/17 (b)          11,071,620
                                                                                          --------------
                                                                                          $   81,055,408
--------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 1.2%
  12,710,000                         B+/B2   Kansas City Southern, 8.0%, 6/1/15 (b)       $   11,057,700
   5,000,000                       BB+/Ba3   Leucadia National Corp., 7.125%,
                                             3/15/17 (144A)                                    3,712,500
  13,265,000                       BB+/Ba3   Leucadia National Corp., 8.125%,
                                             9/15/15                                          11,341,575
                                                                                          --------------
                                                                                          $   26,111,775
--------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 1.5%
  23,330,000                         BB/B1   Gardner Denver, Inc., 8.0%, 5/1/13
                                             (144A)                                       $   20,355,425
  24,161,000                        B/Caa1   Mueller Water Products, Inc., 7.375%,
                                             6/1/17                                           14,979,820
                                                                                          --------------
                                                                                          $   35,335,245
--------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 1.2%
  33,135,000                          B/B1   Wesco Distribution, Inc., 7.50%,
                                             10/15/17                                     $   25,265,438
                                                                                          --------------
                                             Total Capital Goods                          $  249,915,841
--------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                                             Diversified Commercial Services -- 0.4%
   9,600,000                          B/B3   Aramark Services, Inc., 8.5%, 2/1/15 (b)     $    9,168,000
--------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services -- 0.1%
  10,000,000          8.22           NR/NR   Ohio Air Quality Development, Floating
                                             Rate Note, 6/8/22                            $    1,000,000
                                                                                          --------------
                                             Total Commercial Services & Supplies         $   10,168,000
--------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.4%
                                             Air Freight & Couriers -- 0.3%
  11,710,000                     CCC+/Caa2   Ceva Group Plc, 10.0%, 9/1/14 (144A)         $    5,855,000
--------------------------------------------------------------------------------------------------------
                                             Railroads -- 0.1%
   2,780,000                         B+/B2   Kansas City Southern Mex, 7.375%,
                                             6/1/14                                       $    2,251,800
                                                                                          --------------
                                             Total Transportation                         $    8,106,800
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             AUTOMOBILES & COMPONENTS -- 0.9%
                                             Auto Parts & Equipment -- 0.9%
$ 12,770,000                     CCC+/Caa2   Allison Transmissions, Inc., 11.0%,
                                             11/1/15 (144A) (b)                           $    8,045,100
   9,445,000                     CCC+/Caa2   Allison Transmissions, Inc., 11.25%,
                                             11/1/15 (144A)                                    4,911,400
  10,055,000                        C/Caa1   Cooper Standard Automotive, Inc., 7.0%,
                                             12/15/12 (b)                                      1,407,700
  29,375,000                      CCC/Caa2   Lear Corp., 8.75%, 12/1/16                        4,553,125
   5,380,000                      CCC/Caa2   Tenneco Automotive, Inc., 8.625%,
                                             11/15/14 (b)                                      1,614,000
                                                                                          --------------
                                                                                          $   20,531,325
                                                                                          --------------
                                             Total Automobiles & Components               $   20,531,325
--------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 1.1%
                                             Homebuilding -- 0.1%
   4,875,000                         B+/B1   Meritage Homes Corp., 6.25%, 3/15/15         $    3,558,750
--------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 1.0%
   3,030,000                         B-/B3   Jarden Corp., 7.50%, 5/1/17 (b)              $    2,681,550
   9,145,000                         B-/B3   Yankee Acquisition Corp., 8.5%,
                                             2/15/15 (b)                                       6,447,225
  19,690,000                     CCC+/Caa1   Yankee Acquisition Corp., 9.75%,
                                             2/15/17 (b)                                      12,700,050
                                                                                          --------------
                                                                                          $   21,828,825
                                                                                          --------------
                                             Total Consumer Durables & Apparel            $   25,387,575
--------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.9%
                                             Casinos & Gaming -- 0.9%
   7,825,000                          B/B3   Firekeepers Development Authority,
                                             13.875%, 5/1/15 (144A)                       $    5,634,000
  32,840,000                         B+/B2   Manshantucket Pequot Tribe, 8.5%,
                                             11/15/15 (144A)                                   7,060,600
   7,897,000                       BB-/Ba3   Scientific Games Corp., 6.25%,
                                             12/15/12 (b)                                      7,225,755
                                                                                          --------------
                                                                                          $   19,920,355
                                                                                          --------------
                                             Total Consumer Services                      $   19,920,355
--------------------------------------------------------------------------------------------------------
                                             MEDIA -- 3.8%
                                             Advertising -- 1.9%
  43,385,000                        B+/Ba3   Interpublic Group, Inc., 7.25%,
                                             8/15/11 (b)                                  $   40,348,050
--------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 1.9%
   5,750,000                     CCC+/Caa2   Intelsat Bermuda Ltd., 11.5%, 2/4/17
                                             (144A)                                       $    3,881,250
  22,900,000                        BB-/B3   Intelsat Subsidiary Holdings Co., Ltd.,
                                             8.5%, 1/15/13 (144A)                             22,671,000

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    25

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                             Broadcasting -- (continued)
$ 4,750,000                       B-/Caa1    Telesat Canada, 11.0%, 11/1/15               $    4,417,500
  7,690,000                       B-/Caa1    Telesat Canada, 12.5%, 11/1/17                    6,382,700
 33,650,000                      CCC/Caa2    Univision Communications, Inc., 9.75%,
                                             3/15/15 (144A) (PIK) (b)                          5,384,000
                                                                                          --------------
                                                                                          $   42,736,450
                                                                                          --------------
                                             Total Media                                  $   83,084,500
--------------------------------------------------------------------------------------------------------
                                             RETAILING -- 2.2%
                                             Apparel Retail -- 0.5%
 12,760,000                         B-/B3    Brown Shoe Co., Inc., 8.75%, 5/1/12          $   10,718,400
--------------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.3%
 18,994,000                     CCC-/Caa1    Sonic Automotive, Inc., 8.625%, 8/15/13      $    8,167,420
--------------------------------------------------------------------------------------------------------
                                             Internet Retail -- 1.1%
 16,315,000                        BB/Ba2    Expedia, Inc., 8.5%, 7/1/16 (144A) (b)       $   15,091,375
 13,745,000                       BB-/Ba3    Ticketmaster Entertainment, Inc., 10.75%,
                                             7/28/16                                           9,380,963
                                                                                          --------------
                                                                                          $   24,472,338
--------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.3%
  6,065,000                       B-/Caa1    Sally Holdings LLC, 10.5%, 11/15/16 (b)      $    5,852,725
                                                                                          --------------
                                             Total Retailing                              $   49,210,883
--------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                                             Tobacco -- 0.4%
  4,690,000                         B+/B2    Alliance One International, Inc., 11.0%,
                                             5/15/12                                      $    4,572,750
  4,865,000                         B+/B2    Alliance One International, Inc., 8.5%,
                                             5/15/12                                           4,354,175
                                                                                          --------------
                                                                                          $    8,926,925
                                                                                          --------------
                                             Total Food, Beverage & Tobacco               $    8,926,925
--------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Household Products -- 0.1%
  2,860,000                     CCC+/Caa1    Central Garden & Pet Co., 9.125%,
                                             2/1/13 (b)                                   $    2,473,900
                                                                                          --------------
                                             Total Household & Personal Products          $    2,473,900
--------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                                             Health Care Equipment -- 0.3%
  7,085,000                         B+/NR    Hologic, Inc., 2.0%, 12/15/37                $    5,012,638
--------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 2.3%
 19,215,000                          B/B3    Community Health Systems, Inc., 8.875%,
                                             7/15/15 (b)                                  $   19,166,963
  5,045,000                       B-/Caa1    HCA, Inc., 6.25%, 2/15/13                         4,338,700
 12,225,000                        BB-/B2    HCA, Inc., 9.625%, 11/15/16 (b)                  11,369,250
  9,185,000                        BB/Ba3    HCA, Inc., 8.5%, 4/15/19 (b)                      9,242,406

The accompanying notes are an integral part of these financial statements.


26    Pioneer High Yield Fund | Semiannual Report | 4/30/09

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                             Health Care Facilities -- (continued)
$ 2,120,000                        BB-/B2    HCA, Inc., 9.875%, 2/15/17 (b)               $    2,120,000
  3,215,000                         B-/B3    Psychiatric Solutions, Inc., 7.75%,
                                             7/15/15 (b)                                       2,941,725
  1,450,000                         B+/B3    Universal Hospital Services, Inc., 8.5%,
                                             6/1/15                                            1,348,500
                                                                                          --------------
                                                                                          $   50,527,544
--------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.8%
 13,785,000                     CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%,
                                             7/15/17 (144A)                               $    8,960,250
 15,920,000                         B-/B3    Surgical Care Affiliates, Inc., 8.875%,
                                             7/15/15 (144A) (PIK)                             10,825,600
                                                                                          --------------
                                                                                          $   19,785,850
--------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 1.6%
 11,900,000                        B/Caa1    Bausch & Lomb, Inc., 9.875%,
                                             11/1/15 (b)                                  $   10,710,000
 25,315,000                         B-/B3    Biomet, Inc., 10.375%, 10/15/17                  24,112,538
                                                                                          --------------
                                                                                          $   34,822,538
                                                                                          --------------
                                             Total Health Care Equipment & Services       $  110,148,570
--------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Asset Management & Custody Banks - 0.1%
  2,170,000                      BB+/Baa3    Janus Capital Group, Inc., 6.95%,
                                             6/15/17                                      $    1,407,241
--------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.1%
  2,265,000                         BB/NR    Ibis RE, Ltd., 11.2775%, 5/10/12             $    2,265,000
--------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
  2,500,000                     CCC+/Caa1    NCO Group, Inc., 11.875%, 11/15/14           $    1,200,000
  2,620,000          7.68         CCC+/B3    NCO Group, Inc., Floating Rate Note,
                                             11/15/13                                          1,598,200
                                                                                          --------------
                                                                                          $    2,798,200
                                                                                          --------------
                                             Total Diversified Financials                 $    6,470,441
--------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.9%
                                             Insurance Brokers -- 0.7%
 19,710,000                      CCC/Caa1    Alliant Holdings, Inc., 11.0%, 5/1/15
                                             (144A)                                       $   13,501,350
  4,050,000                     CCC+/Caa1    Hub International Ltd., 10.25%, 6/15/15
                                             (144A)                                            2,268,000
                                                                                          --------------
                                                                                          $   15,769,350
--------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.4%
 18,792,000         10.75         BB/Baa3    Liberty Mutual Group, Floating Rate Note,
                                             6/15/58 (144A)                               $   10,335,600
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    27

                Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                             Property & Casualty Insurance -- 0.1%
$ 3,280,000                     BBB-/Baa3    Hanover Insurance Group, Inc., 7.625%,
                                             10/15/25                                     $    2,230,400
--------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 0.7%
  2,500,000          7.19          BB+/NR    Blue Fin, Ltd., Floating Rate Note,
                                             4/10/12                                      $    2,051,750
  1,750,000          8.92          BB+/NR    Caelus Re, Ltd., Floating Rate Note,
                                             6/7/11                                            1,631,875
  1,675,000         12.03           NR/B3    Globecat, Ltd., Floating Rate Note,
                                             1/2/13 (144A)                                     1,537,148
    625,000          8.78           NR/B1    Globecat, Ltd., Floating Rate Note,
                                             1/2/13 (144A)                                       578,188
 12,585,000         14.00       BBB-/Caa2    MBIA Insurance Corp., Floating Rate Note,
                                             1/15/33 (144A) (b)                                4,782,300
    790,000          7.45          BB+/NR    Newton Re, Ltd., Floating Rate Note,
                                             12/24/10 (144A)                                     781,310
  1,150,000          9.75           BB/NR    Newton Re, Ltd., Floating Rate Note,
                                             12/24/10 (144A)                                   1,082,150
    950,000         12.68           B+/NR    Residential Reinsurance, Ltd., Floating
                                             Rate Note, 6/5/09                                   948,100
                                                                                          --------------
                                                                                          $   13,392,821
                                                                                          --------------
                                             Total Insurance                              $   41,728,171
--------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 2.8%
                                             Real Estate Operating Companies -- 2.8%
 83,340,000                         B+/B1    Forest City Enterprises, Inc., 6.5%,
                                             2/1/17                                       $   35,836,200
 55,755,000                         B+/B1    Forest City Enterprises, Inc., 7.625%,
                                             6/1/15                                           26,901,788
                                                                                          --------------
                                                                                          $   62,737,988
                                                                                          --------------
                                             Total Real Estate                            $   62,737,988
--------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 2.1%
                                             Application Software -- 0.1%
  1,705,000                       B-/Caa1    Vangent, Inc., 9.625%, 2/15/15               $    1,227,600
--------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services -- 1.4%
 44,565,000                         B-/B3    First Data Corp., 9.875%, 9/24/15
                                             (144A) (b)                                   $   30,805,556
--------------------------------------------------------------------------------------------------------
                                             IT Consulting & Other Services -- 0.6%
 14,035,000                        B/Caa1    Sungard Data Systems, Inc., 9.125%,
                                             8/15/13 (b)                                  $   13,403,425
                                                                                          --------------
                                             Total Software & Services                    $   45,436,581
--------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 2.2%
                                             Communications Equipment -- 1.0%
 22,340,000                     BBB+/Baa1    Corning, Inc., 8.875%, 8/16/21               $   22,293,466
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28    Pioneer High Yield Fund | Semiannual Report | 4/30/09

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                             Computer Storage & Peripherals -- 0.2%
$ 6,135,000                       BB+/Ba1    Seagate Technology International Co., Ltd.,
                                             10.0%, 5/1/14                                $    6,135,000
--------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.4%
  6,927,000                         B-/B3    Itron, Inc., 7.75%, 5/15/12                  $    6,234,300
--------------------------------------------------------------------------------------------------------
                                             Technology Distributors -- 0.6%
 19,327,000                     BBB-/Baa3    Arrow Electronic, Inc., 7.5%, 1/15/27        $   14,074,057
                                                                                          --------------
                                             Total Technology Hardware & Equipment        $   48,736,823
--------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 2.4%
                                             Integrated Telecommunication Services -- 1.6%
 14,525,000                        BB/Ba2    Frontier Communications Corp., 8.25%,
                                             5/1/14 (b)                                   $   14,343,438
  2,365,000                          B/B3    GCI, Inc., 7.25%, 2/15/14                         2,175,800
  6,300,000                     CCC+/Caa1    Paetec Holdings Corp., 9.5%,
                                             7/15/15 (b)                                       4,725,000
  9,500,000                      BBB-/Ba1    Qwest Corp., 8.375%, 5/1/16 (b)                   9,476,250
  5,629,000                       CCC+/B3    Time Warner Telecom Holdings Corp.,
                                             9.25%, 2/15/14                                    5,643,073
                                                                                          --------------
                                                                                          $   36,363,561
--------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.8%
  7,380,000                         B-/B3    Cricket Communications, Inc., 9.375%,
                                             11/1/14 (b)                                  $    7,306,200
  9,800,000                          B/B3    Metropcs Wireless, Inc., 9.25%, 11/1/14           9,800,000
                                                                                          --------------
                                                                                          $   17,106,200
                                                                                          --------------
                                             Total Telecommunication Services             $   53,469,761
--------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 2.9%
                                             Electric Utilities -- 0.9%
 33,030,000                      CCC/Caa1    TXU Energy Co., 10.25%, 11/1/15 (b)          $   18,744,525
--------------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 1.8%
  8,400,000                     BBB-/Baa3    Allegheny Generating Co., 6.875%,
                                             9/1/23                                       $    6,706,988
 17,000,000                       BB-/Ba3    Intergen NV, 9.0%, 6/30/17                       16,150,000
 19,225,000                          B/B1    NRG Energy, Inc., 7.375%, 1/15/17                18,359,875
                                                                                          --------------
                                                                                          $   41,216,863
--------------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.2%
  5,335,000                       BB-/Ba2    Public Service of New Mexico, 9.25%,
                                             5/15/15                                      $    4,814,829
                                                                                          --------------
                                             Total Utilities                              $   64,776,217
--------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $1,920,351,816)                        $1,345,412,843
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    29

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                             SENIOR FLOATING RATE LOAN INTERESTS -- 3.8%**
                                             ENERGY -- 0.4%
                                             Integrated Oil & Gas -- 0.2%
$ 6,193,875          8.00          B+/Ba3    Hudson Products Holdings, Inc., Term
                                             Loan, 8/24/15                                $    5,326,733
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.2%
  4,549,267          5.25          B/Caa1    Venoco, Inc., Second Lien Loan, 9/20/11      $    3,002,516
                                                                                          --------------
                                             Total Energy                                 $    8,329,249
--------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.1%
                                             Steel -- 0.1%
  2,401,001          5.60            B/B3    Niagara Corp., Term Loan, 6/29/14            $    1,350,563
                                                                                          --------------
                                             Total Materials                              $    1,350,563
--------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.0%
                                             Construction, Farm Machinery & Heavy
                                             Trucks -- 0.0%
    500,000          8.00          BB-/B2    Accuride Corp., Term Advance Loan,
                                             1/31/12                                      $      317,500
                                                                                          --------------
                                             Total Capital Goods                          $      317,500
--------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Air Freight & Couriers -- 0.1%
    828,244          1.43           B/Ba2    Ceva Group Plc, Additional Pre Term Loan,
                                             11/4/13                                      $      420,334
  2,481,226          3.43          NR/Ba2    Ceva Group Plc, U.S. Term Loan, 11/4/13           1,259,222
                                                                                          --------------
                                                                                          $    1,679,556
                                                                                          --------------
                                             Total Transportation                         $    1,679,556
--------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.3%
                                             Tires & Rubber -- 0.3%
  7,817,000          2.19          BB/Ba1    Goodyear Tire & Rubber Co., Second Term
                                             Loan, 4/30/14                                $    6,567,675
                                                                                          --------------
                                             Total Automobiles & Components               $    6,567,675
--------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.3%
                                             Casinos & Gaming -- 0.3%
  1,803,039          3.71         BB-/Ba3    Gateway Casinos & Entertainment,
                                             Delayed Draw Term Loan, 9/30/14              $      892,504
  8,894,570          3.71         BB-/Ba3    Gateway Casinos & Entertainment, Term
                                             Advance Loan, 9/30/14                             4,402,812
 10,000,000          6.71        BB-/Caa1    Gateway Casinos & Entertainment, 2nd
                                             Lien Advance Lien, 7/16/14                        1,850,000
                                                                                          --------------
                                                                                          $    7,145,316
                                                                                          --------------
                                             Total Consumer Services                      $    7,145,316
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


30    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                             Health Care Supplies -- 0.6%
$ 15,000,000          4.74          BB/Ba3   IM U.S. Holding LLC, Term Loan, 6/26/15      $   13,050,000
                                                                                          --------------
                                             Total Health Care Equipment & Services       $   13,050,000
--------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.9%
                                             Insurance Brokers -- 0.7%
   5,319,000          4.23           B-/B3   Alliant Holdings I, Inc., Term Loan,
                                             8/21/14                                      $    4,175,415
   1,776,862          3.72           B+/B3   HUB International Holdings Ltd., Delayed
                                             Draw Term Loan, 6/13/14                           1,385,952
   7,905,262          3.72           B+/B3   HUB International Holdings, Initial Term
                                             Loan, 6/13/14                                     6,166,105
   5,452,875          3.97            B/B2   USI Holdings Corp., Tranche B Term Loan,
                                             5/15/14                                           3,807,923
                                                                                          --------------
                                                                                          $   15,535,395
--------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.2%
   7,642,938          3.77           B-/B2   AmWINS Group, Inc., Initial Term Loan,
                                             6/8/13                                       $    4,604,870
                                                                                          --------------
                                             Total Insurance                              $   20,140,265
--------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.1%
                                             Systems Software -- 0.1%
   1,850,000          3.50          BB/Ba3   Vangent, Inc., Term Loan, 2/14/13            $    1,563,250
                                                                                          --------------
                                             Total Software & Services                    $    1,563,250
--------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS -- 0.1%
                                             Semiconductor Equipment -- 0.1%
   4,549,300         12.5            BB/NR   Freescale Semiconductor, Inc., New Term
                                             Loan, 12/1/14                                $    3,169,347
                                                                                          --------------
                                             Total Semiconductors                         $    3,169,347
--------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.1%
                                             Wireless Telecommunication Services -- 0.1%
   2,770,000          3.50          BB-/B3   Intelsat Jackson Holdings, Ltd., Term Loan,
                                             2/1/14                                       $    2,196,610
                                                                                          --------------
                                             Total Telecommunication Services             $    2,196,610
--------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.8%
                                             Independent Power Producer & Energy Traders -- 0.8%
  12,296,594          1.12          BB/Ba1   NRG Energy, Inc., Credit Linked Loan,
                                             2/1/13                                       $   11,475,544
   6,573,817          2.72          BB/Ba1   NRG Energy, Inc., Term Loan, 2/1/13               6,134,881
                                                                                          --------------
                                                                                          $   17,610,425
                                                                                          --------------
                                             Total Utilities                              $   17,610,425
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    31

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $117,427,628)                          $   83,119,756
--------------------------------------------------------------------------------------------------------
 Shares
                                             PREFERRED STOCKS -- 5.2%
                                             MATERIALS -- 1.7%
                                             Diversified Metals & Mining -- 1.7%
    31,894                                   Freeport-McMoran Copper & Gold, Inc.,
                                             5.5%, 12/31/49                               $   31,535,193
   113,000                                   Freeport-McMoran Copper & Gold, Inc.,
                                             6.75%, 5/1/10                                     7,555,180
                                                                                          --------------
                                                                                          $   39,090,373
                                                                                          --------------
                                             Total Materials                              $   39,090,373
--------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.5%
                                             Electrical Component & Equipment -- 0.5%
    68,400                                   General Cable Corp., 5.75%, 11/24/13         $   10,845,675
                                                                                          --------------
                                             Total Capital Goods                          $   10,845,675
--------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                             Health Care Supplies -- 0.6%
    71,173                                   Inverness Medica Corp., 3.0%,
                                             12/31/49*                                    $   14,115,029
                                                                                          --------------
                                             Total Health Care Equipment & Services       $   14,115,029
--------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.7%
                                             Thrifts & Mortgage Finance -- 0.7%
   726,432                                   Sovereign Cap Trust IV, 4.375%, 3/1/34       $   14,392,434
                                                                                          --------------
                                             Total Banks                                  $   14,392,434
--------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.7%
                                             Asset Management & Custody Banks -- 0.2%
   190,000                                   Legg Mason Inc., 7.0%, 6/30/11               $    4,090,700
--------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.5%
    18,485                                   Bank of America Corp., 7.25%, 12/31/49       $   10,665,845
                                                                                          --------------
                                             Total Diversified Financials                 $   14,756,545
--------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.0%
                                             Real Estate Operating Companies -- 0.0%
    23,284                                   Forest City Enterprises, Inc., 7.375%,
                                             2/1/34                                       $      234,237
                                                                                          --------------
                                             Total Real Estate                            $      234,237
--------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.0%
                                             Multi-Utilities -- 1.0%
   337,300                                   CMS Energy Corp., 4.5%, 12/31/49             $   21,545,037
                                                                                          --------------
                                             Total Utilities                              $   21,545,037
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                Floating      S&P/Moody's
                Rate (d)      Ratings
Shares          (unaudited)   (unaudited)                                                 Value
                                             TOTAL PREFERRED STOCKS
                                             (Cost $133,543,097)                          $  114,979,330
--------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 11.2%
                                             ENERGY -- 0.4%
                                             Integrated Oil & Gas -- 0.3%
  222,600                                    Marathon Oil Corp.                           $    6,611,220
--------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.1%
  270,468                                    Sandridge Energy, Inc.*                      $    2,207,019
                                                                                          --------------
                                             Total Energy                                 $    8,818,239
--------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.5%
                                             Construction Materials -- 0.2%
  169,094                                    Texas Industries, Inc. (b)                   $    5,407,626
--------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.3%
2,600,200                                    Polyment Mining Corp.*(b)                    $    2,132,164
  377,200                                    Titanium Metals Corp. (b)                         2,561,188
                                                                                          --------------
                                                                                          $    4,693,352
--------------------------------------------------------------------------------------------------------
                                             Gold -- 0.0%
   46,200                                    Barrick Gold Corp. (b)                       $    1,344,420
                                                                                          --------------
                                             Total Materials                              $   11,445,398
--------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.5%
                                             Aerospace & Defense -- 0.8%
  859,000                                    Be Aerospace, Inc.*(b)                       $    9,268,610
  211,875                                    ITT Corp.                                         8,688,994
                                                                                          --------------
                                                                                          $   17,957,604
--------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.3%
  207,312                                    Lennox International, Inc. (b)               $    6,611,180
--------------------------------------------------------------------------------------------------------
                                             Construction, Farm Machinery & Heavy
                                             Trucks -- 0.0%
  902,500                                    Commercial Vehicle Group, Inc.*              $      866,400
--------------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 0.9%
  259,100                                    Cooper Industries, Inc.                      $    8,495,889
  349,700                                    General Cable Corp.*(b)                           9,490,858
                                                                                          --------------
                                                                                          $   17,986,747
--------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.5%
  305,780                                    ESCO Electronics Corp.*                      $   12,714,332
                                                                                          --------------
                                             Total Capital Goods                          $   56,136,263
--------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.1%
                                             Casinos & Gaming -- 0.6%
  503,200                                    International Game Technology, Inc.          $    6,214,520
  448,800                                    Scientific Games Corp.*(b)                        7,849,512
                                                                                          --------------
                                                                                          $   14,064,032
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    33

                Floating      S&P/Moody's
                Rate (d)      Ratings
Shares          (unaudited)   (unaudited)                                                 Value
                                             Restaurants -- 0.2%
  279,180                                    Starbucks Corp.*                             $    4,036,943
--------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.3%
1,563,840                                    Service Corp. International (b)              $    7,084,195
                                                                                          --------------
                                             Total Consumer Services                      $   25,185,170
--------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.3%
                                             Movies & Entertainment -- 0.1%
  134,390                                    Cinemark Holdings, Inc. (b)                  $    1,196,071
--------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
  154,300                                    McGraw-Hill Co., Inc.                        $    4,652,145
                                                                                          --------------
                                             Total Media                                  $    5,848,216
--------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.3%
                                             Department Stores -- 0.3%
  211,400                                    J.C. Penney Co., Inc. (b)                    $    6,487,866
                                                                                          --------------
                                             Total Retailing                              $    6,487,866
--------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                                             Distillers & Vintners -- 0.1%
  152,900                                    Constellation Brands, Inc.*                  $    1,772,111
                                                                                          --------------
                                             Total Food, Beverage & Tobacco               $    1,772,111
--------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                             Health Care Equipment -- 0.1%
   45,734                                    Thoratec Corp.*(b)                           $    1,329,030
--------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.2%
  193,400                                    Inverness Medical Innovations, Inc.*(b)      $    6,244,886
--------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.3%
  204,500                                    CIGNA Corp.                                  $    4,030,695
  113,700                                    United Healthcare Group, Inc.                     2,674,224
                                                                                          --------------
                                                                                          $    6,704,919
                                                                                          --------------
                                             Total Health Care Equipment & Services       $   14,278,835
--------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 1.8%
                                             Life Sciences Tools & Services -- 1.8%
  220,145                                    Bio-Rad Laboratories, Inc.*                  $   15,341,905
  361,500                                    Thermo Fisher Scientific, Inc.*                  12,681,420
  205,600                                    Waters Corp.*                                     9,081,352
                                                                                          --------------
                                                                                          $   37,104,677
                                                                                          --------------
                                             Total Pharmaceuticals & Biotechnology        $   37,104,677
--------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.7%
                                             Mortgage Real Estate Investment -- 0.7%
1,142,300                                    Annaly Capital Management, Inc.              $   16,072,161
                                                                                          --------------
                                             Total Real Estate                            $   16,072,161
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


34    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                Floating      S&P/Moody's
                Rate (d)      Ratings
Shares          (unaudited)   (unaudited)                                                Value
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                                             Communications Equipment -- 0.4%
    356,200                                  CommScope, Inc.*(b)                          $    8,940,620
--------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.5%
    233,494                                  Itron, Inc.*(b)                              $   10,740,724
--------------------------------------------------------------------------------------------------------
                                             Electronic Manufacturing Services -- 0.2%
    290,100                                  Tyco Electronics Ltd. (b)                    $    5,059,344
                                                                                          --------------
                                             Total Technology Hardware & Equipment        $   24,740,688
--------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.5%
                                             Integrated Telecommunication Services -- 0.5%
    183,583                                  General Communication, Inc.*(b)              $    1,406,246
  1,085,700                                  Windstream Corp.                                  9,011,310
                                                                                          --------------
                                                                                          $   10,417,556
                                                                                          --------------
                                             Total Telecommunication Services             $   10,417,556
--------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.3%
                                             Gas Utilities -- 0.2%
    115,200                                  Questar Corp.                                $    3,423,744
--------------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 0.8%
    997,582                                  NRG Energy, Inc.*(b)                         $   17,936,524
--------------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.3%
     40,900                                  Public Service Enterprise Group, Inc.        $    1,220,456
    140,111                                  Sempra Energy (b)                                 6,447,908
                                                                                          --------------
                                                                                          $    7,668,364
                                                                                          --------------
                                             Total Utilities                              $   29,028,632
--------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $329,586,403)                          $  247,335,812
--------------------------------------------------------------------------------------------------------
Principal
Amount
                                             TEMPORARY CASH INVESTMENTS -- 15.6%
                                             Repurchase Agreements -- 1.6%
$ 6,985,000                                  Bank of America, 0.17%, dated 4/30/09,
                                             repurchase price of $6,985,000 plus
                                             accrued interest on 5/1/09 collateralized
                                             by $7,124,700 Federal National Mortgage
                                             Association, 5.5%, 2/1/38                    $    6,985,000

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    35

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Repurchase Agreements -- (continued)
$  6,985,000                                 Barclays Plc, 0.17%, dated 4/30/09,
                                             repurchase price of $6,985,000 plus
                                             accrued interest on 5/1/09 collateralized
                                             by the following:
                                               $254,007 Federal National Mortgage
                                                 Association, 6.5%, 9/1/37
                                                 $6,870,693 Federal National
                                                 Mortgage Association (ARM),
                                                 5.144 - 6.657%, 9/1/36 - 9/1/37          $    6,985,000
   6,985,000                                 BNP Paribas Securities Corp., 0.15%,
                                             dated 4/30/09, repurchase price of
                                             $6,985,000 plus accrued interest on
                                             5/1/09 collateralized by the following:
                                               $2,101,161 Non-Callable U.S. Treasury
                                                 Interest Strip, 0.0%, 2/15/38
                                                 $5,023,539 U.S. Treasury Interest
                                                 Strip, 0.0%, 11/15/17 - 8/15/23               6,985,000
   6,985,000                                 Deutsche Bank, 0.16%, dated 4/30/09,
                                             repurchase price of $6,985,000 plus
                                             accrued interest on 5/1/09 collateralized
                                             by the following:
                                               $2,145,219 Freddie Mac Giant,
                                                 5.0 - 7.0%, 5/1/22 - 2/1/39
                                               $12,537 Federal Home Loan Mortgage
                                                 Corp., 5.339%, 9/1/32
                                               $1,308,673 Federal National Mortgage
                                                 Association (ARM), 4.358 - 6.053%,
                                                 5/1/36 - 5/1/38
                                               $1,759,489 Federal National Mortgage
                                                 Association, 5.0 - 7.0%,
                                                 3/1/34 - 10/1/38
                                               $1,898,781 Government National
                                                 Mortgage Association, 6.0 - 7.0%,
                                                 10/15/37 - 11/15/38                           6,985,000
   6,985,000                                 JPMorgan, 0.18%, dated 4/30/09,
                                             repurchase price of $6,985,000 plus
                                             accrued interest on 5/1/09 collateralized
                                             by $7,105,241 Federal National Mortgage
                                             Association, 4.5 - 6.0%,
                                             4/1/34 - 4/1/39                                   6,985,000
                                                                                          --------------
                                                                                          $   34,925,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


36    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Securities Lending Collateral -- 14.0% (c)
                                             Certificates of Deposit:
$ 7,193,442                                  Abbey National Plc, 1.58%, 8/13/09           $    7,193,442
  7,193,411                                  Bank of Nova Scotia, 1.58%, 5/5/09                7,193,411
 11,506,382                                  Bank of Scotland NY, 1.45%, 6/5/09               11,506,382
 12,948,196                                  Barclays Bank, 1.15%, 5/27/09                    12,948,196
 12,948,196                                  DnB NOR Bank ASA NY, 1.5%, 6/5/09                12,948,196
 13,178,386                                  Intesa SanPaolo S.p.A., 1.05%, 5/22/09           13,178,386
 10,790,163                                  Royal Bank of Canada NY, 1.44%, 8/7/09           10,790,163
 12,948,196                                  Svenska Bank NY, 1.48%, 7/8/09                   12,948,196
 14,386,884                                  CBA, 1.35%, 7/16/09                              14,386,884
 14,386,884                                  Societe Generale, 1.75%, 9/4/09                  14,386,884
 14,386,884                                  U.S. Bank NA, 1.35%, 8/24/09                     14,386,884
                                                                                          --------------
                                                                                          $  131,867,023
--------------------------------------------------------------------------------------------------------
                                             Commercial Paper:
 14,386,884                                  Monumental Global Funding, Ltd., 1.64%,
                                             8/17/09                                      $   14,386,884
  7,193,442                                  CME Group, Inc., 1.44%, 8/6/09                    7,193,442
 14,127,920                                  American Honda Finance Corp., 1.27%,
                                             7/14/09                                          14,127,920
 14,386,884                                  HSBC Bank, Inc., 1.64%, 8/14/09                  14,386,884
  3,596,721                                  IBM, 1.47%, 9/25/09                               3,596,721
 12,948,196                                  MetLife Global Funding, 1.71%, 6/12/09           12,948,196
 12,948,196                                  New York Life Global, 1.37%, 9/4/09              12,948,196
 12,228,852                                  Westpac Banking Corp., 0.96%, 6/1/09             12,228,852
                                                                                          --------------
                                                                                          $   91,817,095
--------------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
 57,547,537                                  Deutsche Bank, 0.15%, 5/1/09                 $   57,547,537
 15,185,069                                  Barclays Capital Markets, 0.15%, 5/1/09          15,185,069
                                                                                          --------------
                                                                                          $   72,732,605
--------------------------------------------------------------------------------------------------------
Shares
                                             Money Market Mutual Fund:
 14,386,884                                  JPMorgan, U.S. Government Money
                                             Market Fund                                  $   14,386,884
                                                                                          --------------
                                             Total Securities Lending Collateral          $  310,803,608
--------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $345,728,608)                          $  345,728,608
--------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 110.6%
                                             (Cost $3,257,807,581)(a)                     $2,446,534,511
--------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND
                                             LIABILITIES -- (10.6)%                       $ (234,378,409)
--------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                   $2,212,156,102
========================================================================================================

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    37

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2009, the value of these securities amounted to $249,498,730 or 11.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $3,265,561,334 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $  71,042,334
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (890,069,157)
                                                                                   -------------
       Net unrealized loss                                                         $(819,026,823)
                                                                                   =============

(b)    At April 30, 2009, the following securities were out on loan:

Principal
Amount ($)          Description                                                       Value
      3,865,000     Allison Transmissions, Inc., 11.0%, 11/1/15 (144A)                $  2,434,950
      9,454,000     Aramark Services, Inc., 8.5%, 2/1/15                                 9,028,570
      3,035,000     Arco Chemical Co., 9.8%, 2/1/20                                        728,400
        150,000     Aventine Renewable Energy, Inc., 10.0%, 4/1/17                          30,000
     15,275,000     Baldor Electric, 8.625%, 2/15/17                                    13,442,000
      2,247,500     Bausch & Lomb, Inc. 9.875%, 11/1/15                                  2,022,750
      2,688,000     Be Aerospace, Inc.                                                   2,432,640
         70,000     Bombardier, Inc., 8.0%, 11/15/14 (144A)                                 61,250
     15,268,000     Bowater, Inc., 6.5%, 6/15/13                                         1,870,330
         74,000     Central Garden, 9.125%, 2/1/13                                          64,010
      1,340,000     Chesapeake Energy Corp., 9.5%, 2/15/15                                 969,825
     19,021,000     Community Health Systems, Inc., 8.875%, 7/15/15                     18,973,448
      1,719,000     Complete Production Service, Inc., 8.0%, 12/15/16                    1,272,060
      2,250,000     Cooper Standard Automotive, Inc., 7.0%, 12/15/12                       315,000
      1,078,000     Cricket Communications, Inc., 9.375%, 11/01/14                       1,067,220
     11,848,000     Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                     10,174,470
      4,191,000     Denbury Resources, Inc., 7.5%, 12/15/15                              3,939,540
      2,500,000     Expedia, Inc., 8.5%, 7/1/16 (144A)                                   2,312,500
     44,119,000     First Data Corp., 9.875%, 9/24/15 (144A)                            30,497,259

The accompanying notes are an integral part of these financial statements.


38    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Principal
Amount ($)          Description                                                       Value
      4,869,000     Frontier Communications Corp., 8.25%, 5/1/14                      $  4,808,138
        200,000     General Cable Corp., 1.0%, 10/15/12                                    152,500
     12,542,500     General Cable Corp., 7.125%, 4/1/17                                 10,911,975
      8,870,000     Georgia Gulf Corp., 10.75%, 10/15/16                                   798,300
      7,886,000     Georgia Gulf Corp., 9.50%, 10/15/14                                  1,715,205
      1,500,000     Graham Packaging Co., 8.5%, 10/15/12                                 1,372,500
      1,835,000     Graham Packaging Co., 9.875%, 10/15/14                               1,513,875
      3,305,000     Graphic Packaging Co., 9.5%, 8/15/13                                 2,982,763
        900,000     Greenbrier Co., Inc., 8.375%, 5/15/15                                  423,000
      2,500,000     HCA, Inc., 9.625%, 11/15/16                                          2,325,000
      2,000,000     HCA, Inc. 9.875%, 2/15/17                                            2,000,000
      5,265,000     HCA, Inc. 8.5%, 4/15/19                                              5,297,906
        100,000     Ineos Group Holdings Plc, 8.50%, 2/15/16 (144A)                         16,000
      1,000,000     Interpublic Group Inc., 7.25%, 8/15/11                                 930,000
      2,999,000     Jarden Corp., 7.50%, 5/1/17                                          2,654,115
      6,900,000     Kansas City Southern, 8.0%, 6/1/15                                   6,003,000
      2,390,000     LifePoint Hospitals, Inc., 3.25%, 8/15/25                            1,971,750
     12,000,000     Mannkind Corp., 3.75%, 12/15/13                                      5,400,000
        145,000     Mastec, Inc., 7.625%, 2/1/17                                           123,250
      9,873,000     MBIA Insurance Corp., Floating Rate Note, 1/15/33 (144A)             3,751,740
     16,656,000     Nortel Networks Corp., 2.125%, 4/15/14                               3,955,800
      5,160,000     Paetec Holdings Corp., 9.5%, 7/15/15                                 3,870,000
      4,011,000     Petrohawk Energy Corp., 10.5%, 8/1/14 (144A)                         4,041,083
     10,055,000     Plains Exploration & Production Co., 10.0%, 3/1/16                   9,803,625
        643,000     Psychiatric Solutions, Inc., 7.75%, 7/15/15                            588,345
      4,477,000     Qwest Corp., 8.375%, 5/1/16                                          4,465,808
        693,000     Range Resources Corp., 7.5%, 10/1/17                                   672,210
      6,003,900     Sally Holdings LLC, 10.5%, 11/15/16                                  5,793,764
      3,440,000     Scientific Games Corp., 6.25%, 12/15/12                              3,147,600
     12,194,000     Sungard Data Systems, Inc., 9.125%, 8/15/13                         11,645,270
        600,000     Tenneco Automotive, Inc., 8.625%, 11/15/14                             180,000
        600,000     Tesoro Corp., 6.5%, 6/1/17 (144A)                                      505,500
     31,694,700     TXU Energy Co., 10.25%, 11/1/15                                     17,986,742
        872,000     Texas Industries, Inc., 7.25%, 7/15/13                                 723,760
     26,406,000     Univision Communications, Inc., 9.75%, 3/15/15 (144A) PIK            4,224,960
      8,296,000     Yankee Acquisition Corp., 8.5%, 2/15/15                              5,848,680
      9,694,000     Yankee Acquisition Corp., 9.75%, 2/15/17                             6,252,630
         Shares
          6,500     Barrick Gold Corp.                                                     189,150
         15,000     Cinemark Holdings, Inc.                                                133,500
          7,000     CommScope, Inc.                                                        175,700

The accompanying notes are an integral part of these financial statements.



                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    39

         Shares     Description                                                       Value
        100,000     ESCO Electronics Corp.                                            $  4,158,000
        324,200     General Cable Corp.                                                  8,798,788
         21,100     General Communication, Inc.                                            161,626
        135,400     Inverness Medical Innovations, Inc.                                  4,372,066
        218,500     Itron, Inc.                                                         10,051,000
         98,100     J.C. Penney Co., Inc.                                                3,010,689
         35,800     Lennox International, Inc.                                           1,141,662
        751,375     NRG Energy, Inc.                                                    13,509,723
        195,000     Polyment Mining Corp.                                                  159,900
        341,900     Scientific Games Corp.                                               5,979,831
         30,000     Sempra Energy                                                        1,380,600
         25,500     Service Corp. International                                            115,515
        165,700     Texas Industries, Inc.                                               5,299,086
         27,400     Thoratec Corp.                                                         796,244
         21,200     Titanium Metals Corp.                                                  143,948
         70,000     Tyco Electronics Ltd.                                                1,220,800
--------------------------------------------------------------------------------------------------
                    Total                                                             $301,290,841
==================================================================================================

(c)    Security lending collateral is managed by Credit Suisse, New York Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)   Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2009 aggregated $476,654,333 and $423,585,704, respectively.

The accompanying notes are an integral part of these financial statements.


40    Pioneer High Yield Fund | Semiannual Report | 4/30/09

FAS 157 Footnote Disclosures


Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

  The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets:

                                                                  Investments
 Valuation Inputs                                                 in Securities
 Level 1 -- Quoted Prices                                         $  283,762,566
 Level 2 -- Other Significant Observable Inputs                    2,162,771,945
 Level 3 -- Significant Unobservable Inputs                                   --
--------------------------------------------------------------------------------
 Total                                                            $2,446,534,511
================================================================================

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    41

Statement of Assets and Liabilities | 4/30/09 (unaudited)

ASSETS:
  Investment in securities, at value (including securities loaned of
   $301,290,841) (cost $3,257,807,581)                                   $2,446,534,511
  Cash                                                                        9,257,787
  Receivables --
   Investment securities sold                                                33,654,065
   Fund shares sold                                                           4,763,082
   Dividends and interest                                                    49,277,985
   Due from Pioneer Investment Management, Inc.                                     238
  Other                                                                         186,656
---------------------------------------------------------------------------------------
     Total assets                                                        $2,543,674,324
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $   11,762,523
   Fund shares repurchased                                                    3,605,195
   Dividends                                                                  4,474,543
   Upon return of securities loaned                                         310,803,608
  Due to affiliates                                                             662,499
  Accrued expenses                                                              209,854
---------------------------------------------------------------------------------------
     Total liabilities                                                   $  331,518,222
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $3,230,419,866
  Distributions in excess of net investment income                           (9,827,392)
  Accumulated net realized loss on investments                             (197,163,302)
  Net unrealized loss on investments                                       (811,273,070)
---------------------------------------------------------------------------------------
     Total net assets                                                    $2,212,156,102
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,032,868,433/152,555,901 shares)                   $         6.77
  Class B (based on $337,330,750/49,542,960 shares)                      $         6.81
  Class C (based on $485,447,101/70,564,818 shares)                      $         6.88
  Class R (based on $88,457,174/11,705,440 shares)                       $         7.56
  Class Y (based on $267,547,784/39,494,634 shares)                      $         6.77
  Class Z (based on $504,860/74,274 shares)                              $         6.80
MAXIMUM OFFERING PRICE:
  Class A ($6.77 [divided by] 95.5%)                                     $         7.09
=======================================================================================

The accompanying notes are an integral part of these financial statements.


42    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Statement of Operations (unaudited)

For the Six Months Ended 4/30/09


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,448)          $7,072,998
  Interest                                                     89,665,357
  Income from securities loaned, net                            1,038,355
--------------------------------------------------------------------------------------------
     Total investment income                                                   $  97,776,710
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $6,183,755
  Transfer agent fees
   Class A                                                        903,763
   Class B                                                        454,767
   Class C                                                        428,563
   Class R                                                         11,222
   Class Y                                                         16,991
   Class Z                                                            448
  Distribution fees
   Class A                                                      1,077,512
   Class B                                                      1,621,203
   Class C                                                      2,177,622
   Class R                                                        187,553
  Shareholder communications expense                              933,610
  Administrative reimbursements                                   481,222
  Custodian fees                                                   50,111
  Registration fees                                                59,599
  Professional fees                                                98,287
  Interest expense                                                  4,617
  Printing expense                                                 64,803
  Fees and expenses of nonaffiliated trustees                      49,374
  Miscellaneous                                                   162,854
--------------------------------------------------------------------------------------------
     Total expenses                                                            $  14,967,876
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                              (354)
     Less fees paid indirectly                                                        (4,859)
--------------------------------------------------------------------------------------------
     Net expenses                                                              $  14,962,663
--------------------------------------------------------------------------------------------
       Net investment income                                                   $  82,814,047
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                             $(191,049,247)
--------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                 $ 187,864,868
--------------------------------------------------------------------------------------------
  Net loss on investments                                                      $  (3,184,379)
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $  79,629,668
============================================================================================

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    43

Statements of Changes in Net Assets

For the Six Months Ended 4/30/09 and the Year Ended 11/30/08, respectively



                                                                     Six Months Ended
                                                                     4/30/09           Year Ended
                                                                     (unaudited)       11/30/08
FROM OPERATIONS:
Net investment income                                                $   82,814,047    $    177,026,714
Net realized gain (loss) on investments                                (191,049,247)         26,619,603
Change in net unrealized gain (loss) on investments                     187,864,868      (1,308,080,043)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                                 $   79,629,668    $ (1,104,433,726)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.34 and $0.53 per share, respectively)                 $  (47,283,017)   $    (78,085,614)
   Class B ($0.32 and $0.46 per share, respectively)                    (16,894,087)        (29,260,441)
   Class C ($0.33 and $0.46 per share, respectively)                    (22,807,880)        (35,622,523)
   Class R ($0.38 and $0.56 per share, respectively)                     (4,112,214)         (5,180,076)
   Class Y ($0.36 and $0.57 per share, respectively)                    (13,974,332)        (18,643,381)
   Class Z ($0.36 and $0.58 per share, respectively)                        (21,621)            (10,042)
Net realized gain:
   Class A ($0.09 and $0.57 per share, respectively)                    (12,024,228)        (86,406,861)
   Class B ($0.09 and $0.57 per share, respectively)                     (4,927,662)        (39,365,331)
   Class C ($0.09 and $0.57 per share, respectively)                     (6,192,743)        (45,539,166)
   Class R ($0.09 and $0.57 per share, respectively)                       (941,525)         (4,570,818)
   Class Y ($0.09 and $0.57 per share, respectively)                     (3,391,108)        (15,980,338)
   Class Z ($0.09 and $0.57 per share, respectively)                         (5,411)             (5,018)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (132,575,828)   $   (358,669,609)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  608,559,816    $    719,100,664
Reinvestment of distributions                                            93,717,659         259,382,055
Cost of shares repurchased                                             (571,246,957)     (1,365,060,792)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                         $  131,030,518    $   (386,578,073)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $   78,084,358    $ (1,849,681,408)
NET ASSETS:
Beginning of period                                                   2,134,071,744       3,983,753,152
-------------------------------------------------------------------------------------------------------
End of period                                                        $2,212,156,102    $  2,134,071,744
-------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $   (9,827,392)   $     12,451,712
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


44    Pioneer High Yield Fund | Semiannual Report | 4/30/09

                                     '09 Shares      '09 Amount             '08 Shares      '08 Amount
                                     (unaudited)     (unaudited)
Class A
Shares sold                           62,260,263     $386,515,569            34,257,364     $ 340,981,625
Reinvestment of distributions          7,660,515       47,642,722            13,529,554       135,533,055
Less shares repurchased              (51,166,173)    (317,500,063)          (69,464,859)     (682,283,356)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)            18,754,605     $116,658,228           (21,677,941)    $(205,768,676)
=========================================================================================================
Class B
Shares sold                            3,429,314     $ 21,266,923             2,619,642     $  26,517,990
Reinvestment of distributions          2,025,761       12,644,983             4,033,046        40,855,473
Less shares repurchased              (10,300,557)     (64,696,099)          (22,655,569)     (222,726,791)
---------------------------------------------------------------------------------------------------------
   Net decrease                       (4,845,482)    $(30,784,193)          (16,002,881)    $(155,353,328)
=========================================================================================================
Class C
Shares sold                           18,136,583     $112,828,887            10,467,096     $ 106,428,330
Reinvestment of distributions          2,807,341       17,723,000             5,023,098        51,302,786
Less shares repurchased              (18,547,135)    (117,359,077)          (29,895,379)     (298,256,186)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)             2,396,789     $ 13,192,810           (14,405,185)    $(140,525,070)
=========================================================================================================
Class R
Shares sold                            2,658,638     $ 18,610,060             3,896,631     $  43,173,437
Reinvestment of distributions            681,652        4,732,916               817,768         9,019,180
Less shares repurchased               (1,716,396)     (11,908,468)           (2,351,793)      (25,315,861)
---------------------------------------------------------------------------------------------------------
   Net increase                        1,623,894     $ 11,434,508             2,362,606     $  26,876,756
=========================================================================================================
Class Y
Shares sold                           11,026,980     $ 69,003,339            20,231,960     $ 201,741,251
Reinvestment of distributions          1,763,189       10,960,528             2,284,153        22,667,017
Less shares repurchased               (9,577,560)     (59,690,978)          (13,899,149)     (136,465,359)
---------------------------------------------------------------------------------------------------------
   Net increase                        3,212,609     $ 20,272,889             8,616,964     $  87,942,909
=========================================================================================================
Class Z
Shares sold                               52,199     $    335,038                27,737     $     258,031
Reinvestment of distributions              2,161           13,510                   515             4,544
Less shares repurchased                  (15,267)         (92,272)               (1,828)          (13,239)
---------------------------------------------------------------------------------------------------------
   Net increase                           39,093     $    256,276                26,424     $     249,336
=========================================================================================================

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    45

Financial Highlights

                                                                          Six Months Ended  Year
                                                                          4/30/09           Ended
                                                                          (unaudited)       10/31/08
Class A
Net asset value, beginning of period                                      $     6.99        $  11.51
----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $     0.28        $   0.56
 Net realized and unrealized gain (loss) on investments                        (0.07)          (3.98)
----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $     0.21        $  (3.42)
Distributions to shareowners:
 Net investment income                                                         (0.34)          (0.53)
 Net realized gain                                                             (0.09)          (0.57)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $    (0.22)       $  (4.52)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $     6.77        $   6.99
====================================================================================================
Total return*                                                                   3.87%         (32.18)%
Ratio of net expenses to average net assets+                                    1.33%**         1.20%
Ratio of net investment income to average net assets+                           8.72%**         5.63%
Portfolio turnover rate                                                           45%**           29%
Net assets, end of period (in thousands)                                  $1,032,868        $935,580
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.33%**         1.20%
 Net investment income                                                          8.72%**         5.63%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   1.33%**         1.20%
 Net investment income                                                          8.72%**         5.63%
====================================================================================================

                                                                      Year             Year             Year            Year
                                                                      Ended            Ended            Ended           Ended
                                                                      10/31/07         10/31/06         10/31/05        10/31/04
Class A
Net asset value, beginning of period                                  $    11.13       $    11.18       $    11.73      $    11.59
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $     0.50       $     0.55       $     0.59      $     0.66
 Net realized and unrealized gain (loss) on investments                     0.88             0.49            (0.20)           0.24
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $     1.38       $     1.04       $     0.39      $     0.90
Distributions to shareowners:
 Net investment income                                                     (0.51)           (0.57)           (0.54)          (0.69)
 Net realized gain                                                         (0.49)           (0.52)           (0.40)          (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $     0.38       $    (0.05)      $    (0.55)     $     0.14
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $    11.51       $    11.13       $    11.18      $    11.73
==================================================================================================================================
Total return*                                                              13.10%            9.98%            3.49%           7.98%
Ratio of net expenses to average net assets+                                1.10%            1.11%            1.06%           1.02%
Ratio of net investment income to average net assets+                       4.50%            5.02%            5.30%           5.63%
Portfolio turnover rate                                                       27%              19%              24%             44%
Net assets, end of period (in thousands)                              $1,789,612       $2,192,694       $2,585,620      $3,512,328
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.10%            1.11%            1.06%           1.02%
 Net investment income                                                      4.50%            5.02%            5.30%           5.63%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.10%            1.10%            1.06%           1.02%
 Net investment income                                                      4.50%            5.03%            5.30%           5.63%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


46  Pioneer High Yield Fund | Semiannual Report | 4/30/09

                                                                      Six Months Ended  Year
                                                                      4/30/09           Ended
                                                                      (unaudited)       10/31/08
Class B
Net asset value, beginning of period                                  $   7.03          $  11.56
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.25          $   0.49
 Net realized and unrealized gain (loss) on investments                  (0.06)            (3.99)
------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $   0.19          $  (3.50)
Distributions to shareowners:
 Net investment income                                                   (0.32)            (0.46)
 Net realized gain                                                       (0.09)            (0.57)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.22)         $  (4.53)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   6.81          $   7.03
================================================================================================
Total return*                                                             3.54%           (32.72)%
Ratio of net expenses to average net assets+                              2.06%**           1.91%
Ratio of net investment income to average net assets+                     8.11%**           4.90%
Portfolio turnover                                                          45%**             29%
Net assets, end of period (in thousands)                              $337,331          $382,124
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.06%**           1.91%
 Net investment income                                                    8.11%**           4.90%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                             2.06%**           1.90%
 Net investment income                                                    8.11%**           4.91%
================================================================================================


                                                                      Year            Year             Year             Year
                                                                      Ended           Ended            Ended            Ended
                                                                      10/31/07        10/31/06         10/31/05         10/31/04
Class B
Net asset value, beginning of period                                  $ 11.18         $   11.22        $   11.78        $   11.63
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $  0.42         $    0.47        $    0.51        $    0.57
 Net realized and unrealized gain (loss) on investments                  0.88              0.50            (0.21)            0.25
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $  1.30         $    0.97        $    0.30        $    0.82
Distributions to shareowners:
 Net investment income                                                  (0.43)            (0.49)           (0.46)           (0.60)
 Net realized gain                                                      (0.49)            (0.52)           (0.40)           (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.38         $   (0.04)       $   (0.56)       $    0.15
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 11.56         $   11.18        $   11.22        $   11.78
=================================================================================================================================
Total return*                                                           12.23%             9.25%            2.61%            7.22%
Ratio of net expenses to average net assets+                             1.86%             1.84%            1.83%            1.79%
Ratio of net investment income to average net assets+                    3.75%             4.30%            4.54%            4.87%
Portfolio turnover                                                         27%               19%              24%              44%
Net assets, end of period (in thousands)                              $813,963        $1,063,908       $1,323,749       $1,778,848
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.86%             1.84%            1.83%            1.79%
 Net investment income                                                   3.75%             4.30%            4.54%            4.87%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.85%             1.83%            1.83%            1.79%
 Net investment income                                                   3.76%             4.31%            4.54%            4.87%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                       Pioneer High Yield Fund | Semiannual Report | 4/30/09  47

                                                                      Six Months Ended  Year
                                                                      4/30/09           Ended
                                                                      (unaudited)       10/31/08
Class C
Net asset value, beginning of period                                  $   7.10          $  11.68
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.25          $   0.50
 Net realized and unrealized gain (loss) on investments                  (0.05)            (4.05)
------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $   0.20          $  (3.55)
Distributions to shareowners:
 Net investment income                                                   (0.33)            (0.46)
 Net realized gain                                                       (0.09)            (0.57)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.22)         $  (4.58)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   6.88          $   7.10
================================================================================================
Total return*                                                             3.60%           (32.78)%
Ratio of net expenses to average net assets+                              2.00%**           1.89%
Ratio of net investment income to average net assets+                     8.10%**           4.94%
Portfolio turnover rate                                                     45%**             29%
Net assets, end of period (in thousands)                              $485,447          $483,992
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.00%**           1.89%
 Net investment income                                                    8.10%**           4.94%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                             2.00%**           1.89%
 Net investment income                                                    8.10%**           4.94%
================================================================================================

                                                                      Year             Year             Year            Year
                                                                      Ended            Ended            Ended           Ended
                                                                      10/31/07         10/31/06         10/31/05        10/31/04
Class C
Net asset value, beginning of period                                  $ 11.28          $   11.32        $   11.88       $   11.73
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $  0.43          $    0.48        $    0.51       $    0.58
 Net realized and unrealized gain (loss) on investments                  0.90               0.50            (0.20)           0.25
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $  1.33          $    0.98        $    0.31       $    0.83
Distributions to shareowners:
 Net investment income                                                  (0.44)             (0.50)           (0.47)          (0.61)
 Net realized gain                                                      (0.49)             (0.52)           (0.40)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.40          $   (0.04)       $   (0.56)      $    0.15
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 11.68          $   11.28        $   11.32       $   11.88
=================================================================================================================================
Total return*                                                           12.35%              9.22%            2.65%           7.20%
Ratio of net expenses to average net assets+                             1.85%              1.82%            1.81%           1.77%
Ratio of net investment income to average net assets+                    3.76%              4.33%            4.56%           4.89%
Portfolio turnover rate                                                    27%                19%              24%             44%
Net assets, end of period (in thousands)                              $964,063         $1,247,550       $1,620,355      $2,430,736
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            1.85%              1.82%            1.81%           1.77%
 Net investment income                                                   3.76%              4.33%            4.56%           4.89%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                            1.85%              1.81%            1.81%           1.77%
 Net investment income                                                   3.76%              4.34%            4.56%           4.89%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
   Total return would be reduced if sales charges were taken into account. ** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


48  Pioneer High Yield Fund | Semiannual Report | 4/30/09

                                                                         Six Months Ended   Year
                                                                         4/30/09            Ended
                                                                         (unaudited)        10/31/08
Class R
Net asset value, beginning of period                                      $  7.79           $ 12.74
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.31           $  0.60
 Net realized and unrealized gain (loss) on investments                     (0.07)            (4.42)
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $  0.24           $ (3.82)
Distributions to shareowners:
 Net investment income                                                      (0.38)            (0.56)
 Net realized gain                                                          (0.09)            (0.57)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ (0.23)          $ (4.95)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  7.56           $  7.79
===================================================================================================
Total return*                                                                3.91%           (32.36)%
Ratio of net expenses to average net assets+                                 1.49%**           1.47%
Ratio of net investment income to average net assets+                        8.61%**           5.44%
Portfolio turnover rate                                                        45%**             29%
Net assets, end of period (in thousands)                                  $88,457           $78,537
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                1.49%**           1.47%
 Net investment income                                                       8.61%**           5.44%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                1.49%**           1.47%
 Net investment income                                                       8.61%**           5.44%
===================================================================================================

                                                                        Year           Year             Year            Year
                                                                        Ended          Ended            Ended           Ended
                                                                        10/31/07       10/31/06         10/31/05        10/31/04
Class R
Net asset value, beginning of period                                    $ 12.28        $ 12.29          $ 12.88         $  12.66
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.53        $  0.56          $  0.66         $   0.71
 Net realized and unrealized gain (loss) on investments                    0.96           0.56            (0.28)            0.29
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  1.49        $  1.12          $  0.38         $   1.00
Distributions to shareowners:
 Net investment income                                                    (0.54)         (0.61)           (0.57)           (0.71)
 Net realized gain                                                        (0.49)         (0.52)           (0.40)           (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  0.46        $ (0.01)         $ (0.59)        $   0.22
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 12.74        $ 12.28          $ 12.29         $  12.88
================================================================================================================================
Total return*                                                             12.76%          9.67%            3.04%            8.06%
Ratio of net expenses to average net assets+                               1.34%          1.45%            1.29%            1.25%
Ratio of net investment income to average net assets+                      4.24%          4.60%            5.12%            5.23%
Portfolio turnover rate                                                      27%            19%              24%              44%
Net assets, end of period (in thousands)                                $98,353        $54,188          $29,410         $  6,976
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.34%          1.45%            1.29%            1.25%
 Net investment income                                                     4.24%          4.60%            5.12%            5.23%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.34%          1.45%            1.29%            1.25%
 Net investment income                                                     4.24%          4.60%            5.12%            5.23%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                       Pioneer High Yield Fund | Semiannual Report | 4/30/09  49


                                                                          Six Months Ended   Year
                                                                          4/30/09            Ended
                                                                          (unaudited)        10/31/08
Class Y
Net asset value, beginning of period                                      $   6.99           $  11.48
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $   0.29           $   0.60
 Net realized and unrealized gain (loss) on investments                      (0.06)             (3.95)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $   0.23           $  (3.35)
Distributions to shareowners:
 Net investment income                                                       (0.36)             (0.57)
 Net realized gain                                                           (0.09)             (0.57)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  (0.22)          $  (4.49)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   6.77           $   6.99
=====================================================================================================
Total return*                                                                 4.18%            (31.79)%
Ratio of net expenses to average net assets+                                  0.80%**            0.76%
Ratio of net investment income to average net assets+                         9.30%**            6.15%
Portfolio turnover rate                                                         45%**              29%
Net assets, end of period (in thousands)                                  $267,548           $253,593
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 0.80%**            0.76%
 Net investment income                                                        9.30%**            6.15%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 0.80%**            0.76%
 Net investment income                                                        9.30%**            6.15%
=====================================================================================================

                                                                      Year             Year             Year            Year
                                                                      Ended            Ended            Ended           Ended
                                                                      10/31/07         10/31/06         10/31/05        10/31/04
Class Y
Net asset value, beginning of period                                  $  11.11         $  11.16         $  11.70        $  11.56
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.55         $   0.59         $   0.65        $   0.70
 Net realized and unrealized gain (loss) on investments                   0.87             0.49            (0.21)           0.24
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $   1.42         $   1.08         $   0.44        $   0.94
Distributions to shareowners:
 Net investment income                                                   (0.56)           (0.61)           (0.58)          (0.73)
 Net realized gain                                                       (0.49)           (0.52)           (0.40)          (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.37         $  (0.05)        $  (0.54)       $   0.14
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  11.48         $  11.11         $  11.16        $  11.70
================================================================================================================================
Total return*                                                            13.48%           10.43%            3.92%           8.37%
Ratio of net expenses to average net assets+                              0.71%            0.68%            0.70%           0.67%
Ratio of net investment income to average net assets+                     4.88%            5.39%            5.67%           5.99%
Portfolio turnover rate                                                     27%              19%              24%             44%
Net assets, end of period (in thousands)                              $317,661         $265,107         $180,314        $152,322
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             0.71%            0.68%            0.70%           0.67%
 Net investment income                                                    4.88%            5.39%            5.67%           5.99%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                             0.71%            0.68%            0.70%           0.67%
 Net investment income                                                    4.88%            5.39%            5.67%           5.99%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


50  Pioneer High Yield Fund | Semiannual Report | 4/30/09

                                                     Six Months
                                                     Ended           Year            7/6/07
                                                     4/30/09         Ended           to
                                                     (unaudited)     10/31/08        10/31/07 (a)
 Class Z
 Net asset value, beginning of period                $ 7.01          $ 11.51         $11.42
-------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                              $ 0.31          $  0.60         $ 0.17
  Net realized and unrealized gain (loss)
    on investments                                    (0.07)           (3.95)          0.09
-------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                          $ 0.24          $ (3.35)        $ 0.26
 Distributions to shareowners:
  Net investment income                               (0.36)           (0.58)         (0.17)
  Net realized gain                                   (0.09)           (0.57)            --
-------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value          $(0.21)         $ (4.50)        $ 0.09
-------------------------------------------------------------------------------------------
 Net asset value, end of period                      $ 6.80          $  7.01         $11.51
===========================================================================================
 Total return*                                         4.31%          (31.76)%         2.35%(b)
 Ratio of net expenses to average net assets+          0.85%**          0.85%          0.67%**
 Ratio of net investment income to average
  net assets+                                          9.13%**          6.34%          4.92%**
 Portfolio turnover rate                                 45%**            29%            27%
 Net assets, end of period (in thousands)            $  505          $   247         $  101
 Ratios with no waiver of management fees by PIM
  and no reduction for fees paid indirectly:
  Net expenses                                         1.04%**          1.02%          0.67%**
  Net investment income                                8.94%**          6.17%          4.92%**
 Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                         0.85%**          0.85%          0.67%**
  Net investment income                                9.13%**          6.34%          4.92%**
===========================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    51

Notes to Financial Statements | 4/30/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class R shares were first publicly offered April 1, 2003. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y and Class Z shares.
Class B shares will convert to Class A shares eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered


52    Pioneer High Yield Fund | Semiannual Report | 4/30/09
speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At April 30, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and are included in interest income. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    53

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2008, the Fund had a net capital loss carryforward of $4,028,021 of which $3,143,604 will expire in 2010 and $884,417 will expire in 2011, if not utilized.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2008 was as follows:

                                                                            2008
   Distributions paid from:
   Ordinary income                                                  $166,802,077
   Long-term capital gain                                            191,867,532
--------------------------------------------------------------------------------
      Total                                                         $358,669,609
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:

                                                                            2008
   Distributable earnings:
   Undistributed ordinary income                                $     22,598,247
   Undistributed long-term gain                                       27,474,902
   Capital loss carryforward                                          (4,028,021)
   Dividend payable                                                   (4,471,041)
   Unrealized depreciation                                        (1,006,891,691)
--------------------------------------------------------------------------------
      Total                                                     $   (965,317,604)
================================================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, REIT holdings, adjustments relating to events-related bonds and interest on defaulted bonds.


54    Pioneer High Yield Fund | Semiannual Report | 4/30/09

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $45,478 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2009.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares are not subject to a distribution fee plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that each class of shares can bear different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09 55 value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2009, the management fee was equivalent to a rate of 0.64% of average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2012 for Class Z shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,717 in management fees, administrative costs and certain other fees payable to PIM at April 30, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months


56    Pioneer High Yield Fund | Semiannual Report | 4/30/09
ended April 30, 2009, such out of pocket expenses by class of shares were as follows:

 Shareholder Communications:
 Class A                                                                $591,845
 Class B                                                                  55,928
 Class C                                                                 144,003
 Class R                                                                  60,452
 Class Y                                                                  81,263
 Class Z                                                                     119
--------------------------------------------------------------------------------
    Total                                                               $933,610
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $547,927 in transfer agent fees and shareholder communications expense payable to PIMSS at November 30, 2008.

4. Distribution and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $73,855 in distribution fees payable to PFD at April 30, 2009.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    57
after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2009, $229,977 in CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended April 30, 2009, the Fund's expenses were reduced by $4,859 under such arrangements.

6. Line of Credit Facility

The Fund has a $100 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $100 million or the limit set by its prospectuses for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. The Fund pays a quarterly commitment fee for this facility.

For the six months ended April 30, 2009, the average daily amount of borrowings outstanding during the period was $1,098,343. The related weighted average annualized interest rate for the period was 0.87%, and the total interest expense on such borrowings was $4,818. As of April 30, 2009, there were no borrowings outstanding.

7. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


58    Pioneer High Yield Fund | Semiannual Report | 4/30/09

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/09    59

                           This page for your notes.


60    Pioneer High Yield Fund | Semiannual Report | 4/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 29, 2009

* Print the name and title of each signing officer under his or her signature.